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                                                                      EXHIBIT 23

EXHIBIT 23-CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference of our report dated January 24, 2001 (except Note Y, as to which the date is March 5, 2001), with respect to the consolidated financial statements of Regions Financial Corporation and subsidiaries included in this Annual Report (Form 10-K) for the year ended December 31, 2000 in the following Registration Statements and in the related
Prospectuses:

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
    Form S-8 No. 2-95291 pertaining to the 1983 Stock Option Plan;

    Form S-8 No. 33-24370 pertaining to the 1988 Stock Option Plan;

    Form S-8 No. 33-40728 pertaining to the 1991 Long-Term Incentive Plan;

    Form S-8 No. 33-58469 pertaining to the stock options assumed in the acquisition of First
       Community Bancshares, Inc. and the stock options assumed in the acquisition of Union
       Bank and Trust Company;

    Form S-8 No. 33-58979 pertaining to the 1991 Long-Term Incentive Plan;

    Form S-3 No. 33-59735 pertaining to the registration of $200,000,000 subordinated debt securities;

    Form S-8 No. 333-05281 pertaining to the stock options assumed in the acquisition of
       Metro Financial Corporation;

    Form S-8 No. 333-05335 pertaining to the stock options assumed in the combination with
       First National Bancorp;

    Form S-8 No. 333-10683 pertaining to the stock options assumed in the acquisition of
       Rockdale Community Bank;

    Form S-8 No. 333-10701 pertaining to the stock options assumed in the acquisition of First
       Gwinnett Bancshares, Inc.;

    Form S-8 No. 333-21651 pertaining to the stock options assumed in the acquisition of
       Florida First Bancorp, Inc.;

    Form S-8 No. 333-24265 pertaining to the Regions Financial Corporation Profit Sharing
       Plan;

    Form S-8 No. 333-28089 pertaining to the stock options assumed in the acquisition of West
       Carroll Bancshares, Inc.;

    Form S-8 No. 333-28091 pertaining to the stock options assumed in the acquisition of First
       Mercantile National Bank;

    Form S-8 No. 333-29685 pertaining to the stock options assumed in the acquisition of First
       Bankshares, Inc.;

    Form S-8 No. 333-30643 pertaining to the stock options assumed in the acquisition of The
       New Iberia Bancorp, Inc.;

    Form S-8 No. 333-43675 pertaining to the Regions Financial Corporation Directors' Stock
       Investment Plan;

    Form S-8 No. 333-43677 pertaining to the Regions Financial Corporation Employee Stock
       Purchase Plan;

    Form S-8 No. 333-43943 pertaining to the stock options assumed in the acquisition of GF
       Bancshares, Inc.;

    Form S-8 No. 333-49909 pertaining to the stock options assumed in the acquisition of
       Greenville Financial Corporation;

    Form S-8 No. 333-50665 pertaining to the stock options assumed in the acquisition of
       PALFED, Inc.;

    Form S-8 No. 333-53019 pertaining to the stock options assumed in the acquisition of First
       State Corporation;

    Form S-8 No. 333-53021 pertaining to the stock options assumed in the acquisition of First
       United Bancorporation;

    Form S-8 No. 333-60497 pertaining to the stock options assumed in the combination with
       First Commercial Corporation;
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
    Form S-8 No. 333-69759 pertaining to the stock options assumed in the acquisition of First
       Community Banking Services, Inc.;

    Form S-3 No. 333-70421 pertaining to shares issued in the acquisition of EFC Holdings
       Corporation;

    Form S-8 No. 333-72161 pertaining to the stock options assumed in the acquisition of
       Bullsboro BancShares, Inc.;

    Form S-8 No. 333-72165 pertaining to the stock options assumed in the acquisition of
       Meigs County Bancshares, Inc.;

    Form S-8 No. 333-72389 pertaining to the stock options and warrants assumed in the acquisition of VB&T Bancshares Corp.;

    Form S-8 No. 333-76113 pertaining to the stock options assumed in the acquisition of
       Arkansas Banking Corporation;

    Form S-8 No. 333-86969 pertaining to the 1999 Long Term Incentive Plan;

    Form S-3 No. 333-86975 pertaining to additional shares issued in connection with the acquisition of EFC Holdings Corporation;

    Form S-8 No. 333-86977 pertaining to additional stock options assumed in the acquisition of PALFED, Inc.;

    Form S-8 No. 333-95325 pertaining to the stock options assumed in the acquisition of
       Minden Bancshares, Inc;

    Form S-8 No.  333-44244 pertaining to stock options assumed in the acquisition of First
       National Bancshares of Louisiana, Inc;

    Form S-8 No. 333-52406 pertaining to the Directors' Stock Investment Plan;

    Form S-8 No. 333-52764 pertaining to the Supplemental 401(K) Plan;

    Form S-3 No. 333-54552 pertaining to the registration of $1,000,000,000 debt and equity securities; and

    Form S-4 No. 333-54216 pertaining to the registration of shares in connection with the acquisition of Morgan Keegan, Inc.

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                                            /s/ Ernst & Young LLP



Birmingham, Alabama
March 19, 2001